UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     August 4, 2005
                                                         -----------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         1-12451                                          11-2636089
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(Commission File Number)                       (IRS Employer Identification No.)


1850 McDonald Avenue, Brooklyn, New York                                11223
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (212) 679-7778
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a material Definitive Agreement.

         New York Health Care, Inc. (the "Company") has entered into a termination agreement and release with Jerry Braun and Jacob Rosenberg (the "Termination Agreement"), which became effective on August 4, 2005. Pursuant to the Termination Agreement, Messrs. Rosenberg and Braun, who until February 24, 2005 were executive officers and directors of the Company, resigned from all of their remaining positions with the Company and any of its subsidiaries, and their respective employment agreements (except for sections regarding certain non-disclosure provisions and their agreements not to compete with the Company, which survive as modified by the Termination Agreement) were terminated. In addition, the Termination Agreement terminated the July 15, 2004 purchase agreement providing for the sale of the assets of the Company's home healthcare business to a company controlled by Jerry Braun and Jacob Rosenberg and a February 24, 2005 agreement, in which the Company had granted Messrs. Braun and Rosenberg a security interest in the assets of the Company's home healthcare business being conducted in the states of New York and New Jersey and provided for the deposit of up to $3.55 million in cash collateral. Under the Termination Agreement, (i) Mr. Braun received a cash payment of $1,200,000, (ii) Mr. Rosenberg received a cash payment of $1,050,000, (iii) the Company will pay for COBRA benefits for Messrs. Braun and Rosenberg through December 31, 2005, and
(iv) each of Mr. Braun and Mr. Rosenberg will receive up to a maximum of $5,000 to pay for his accrued but unpaid compensation, accrued vacation and accrued business expenses. Pursuant to the Termination Agreement the 500,000 options granted to each of Messrs. Braun and Rosenberg (a total of 1,000,000 options) on February 24, 2005 were forfeited and surrendered to the Company, as were a combined aggregate of 110,000 additional options to purchase the Company's common stock previously granted to them. The Termination Agreement also contains mutual releases and indemnification provisions. This description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is annexed hereto as Exhibit 10.1 and which is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

      10.1 Termination Agreement and Release effective as of August 4, 2005, by and among New York Health Care, Inc., NYHC Newco Paxxon, Inc., New York Health Care, LLC, Jerry Braun and Jacob Rosenberg.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NEW YORK HEALTH CARE, INC.
                              (Registrant)


                              By:  /s/ Dennis M. O'Donnell
                                   ---------------------------------------------
                                   Dennis M. O'Donnell, Chief Executive Officer

Date:  August 10, 2005